UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to

Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

ALLMERICA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

(508) 855-1000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 – Results of Operations and Financial Condition. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

On October 25, 2004, Allmerica Financial Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto. Additionally, on October 25, 2004, the Company made available on its website financial information contained in its Statistical Supplement for the period ended September 30, 2004. The supplement is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated October 25, 2004, announcing the Company’s financial results for the quarter ended September 30, 2004.

Exhibit 99.2	Allmerica Financial Corporation Statistical Supplement for the period ended September 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allmerica Financial Corporation
(Registrant)

By:	/s/ Edward J. Parry III
Edward J. Parry III
Chief Financial Officer,
Executive Vice President,
Principal Accounting Officer and Director

Date: October 25, 2004

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Exhibit Index

Exhibit 99.1	Press Release, dated October 25, 2004, announcing the Company’s financial results for the quarter ended September 30, 2004.

Exhibit 99.2	Allmerica Financial Corporation Statistical Supplement for the period ended September 30, 2004.

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